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Supplement to Statement of Additional Information dated March 1, 2024

May 23, 2024
Tekne Capital Management, LLC (“Tekne”) no longer serves as a subadvisor to the Harbor Disruptive Innovation Fund (the “Fund”).  Effective immediately, all references to Tekne currently serving as subadvisor are hereby removed.  The Fund employs a multi-manager approach to achieve its investment objective. The portion of the Fund’s assets that were allocated to Tekne have been reallocated by Harbor Capital Advisors, Inc., the Fund’s investment advisor, to the remaining subadvisors.
Investors Should Retain This Supplement For Future Reference
S0524.SAI.HF